EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Gold Standard Mining Corp. (the “Company”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Golomazos,  the Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Annual Report on Form 10-K for the period ending December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Annual Report on Form 10-K for the period ending December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 14, 2010

/s/   John Golomazos

       John Golomazos

       Chief Financial Officer, and Director